UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 30, 2025
Jacobs Solutions Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		88-1121891
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 3500	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition
On February 4, 2025, Jacobs Solutions Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 27, 2024 and certain other financial information. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 8.01	Other Events
Share Repurchase Authorization
On January 30, 2025, the Company’s Board of Directors (the "Board") authorized an incremental $1.5 billion share repurchase program. The duration of the new share repurchase program is three years. The exact number of shares, the timing and method of such purchases and the price and terms at and on which such purchases are made will be determined from time to time at the discretion of the Company. There can be no assurance of repurchases, as they depend upon a variety of factors, including changes in market conditions and economic circumstances, availability of investment opportunities, uncertainties relating to the availability and costs of our financing needs in the future, currency fluctuations, the market price of the Company’s common stock and the suspension or discontinuation of the share repurchase program, among others. The new share repurchase program is in addition to the Company’s existing $1.0 billion share repurchase program, which expires on January 25, 2026. At the end of the Company’s fiscal first quarter, there was $271 million dollars remaining under the existing authorization. The Company will continue to make purchases under the existing share repurchase program until fully utilized before making purchases under the new share repurchase program. The Company’s share repurchase programs may be suspended or discontinued at any time without notice.
Dividend
On January 30, 2025, the Board declared a quarterly cash dividend payable to shareholders in the amount of $0.32 per share of the Company’s common stock, which represents a 10% increase in the quarterly dividend. This dividend will be paid on March 21, 2025 to shareholders of record as of the close of business on February 21, 2025. Future dividend payments are subject to review and approval by the Board.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits:
The following exhibits are furnished as part of this Report pursuant to Item 2.02.

99.1	Press Release dated February 4, 2025 announcing the Company’s financial results for the quarter ended December 27, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
The information disclosed pursuant to Items 2.02 and 9.01 in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information disclosed pursuant to Items 2.02 and 9.01, including the exhibits, of this Current Report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 4, 2025

JACOBS SOLUTIONS INC.

By:	/s/ Venk Nathamuni
Venk Nathamuni
Chief Financial Officer
(Principal Financial Officer)